SCHEDULE 14A
                                   (RULE 14a)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:



 [ ] Preliminary Proxy Statement     [ ] CONFIDENTIAL,FOR USE OF THE COMMISSION
 [X] Definitive  Proxy Statement         ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
 [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to
                                         sec.240.14a-11(c) or sec.240.14a-12


                                   VMIC, Inc.
                (Name of Registrant As Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

 [X]  No fee required.
 [ ] Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and 0-11.


 (1) Title of each class of securities to which transaction applies: ______
 (2) Aggregate number of securities to which transaction applies: _____
 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ______
 (4) Proposed maximum aggregate value of transaction: ______
 (5) Total fee paid: ______

 [ ] Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as  provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 (1) Amount Previously Paid: _________
 (2) Form, Schedule or Registration Statement No.: __________
 (3) Filing Party: ___________
 (4) Date Filed: ____________

                                   VMIC, INC.

                          12090 South Memorial Parkway
                            Huntsville, Alabama 35803

                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS


To the Shareholders of
VMIC, Inc.:



         Notice is hereby given that the annual meeting of the shareholders of VMIC, Inc. (the "Company") will be held at the Radisson Hotel, 6000 Memorial Parkway, S.W., Huntsville, Alabama 35802, Huntsville, Alabama 35802, on Saturday, February 17, 2001, at 10:00 A.M. (local time). The meeting is being held for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:


(1) To elect seven (7) Directors to the Board of Directors to serve for the ensuing year and until their successors are duly elected and qualified (designated as Proposal 1 in the accompanying Proxy Statement).

(2) To ratify the appointment by the Board of Directors of PricewaterhouseCoopers, L.L.P. as the Company's independent public accountants for the current year (designated as Proposal 2 in the accompanying Proxy Statement).

(3) To transact such other business as may properly come before the meeting or any adjournment thereof.


         The board has fixed December 31, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting, or any adjournments thereof. The Company's annual report on Form 10-K for fiscal year ended September 30, 2000, is included with this Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement.


         Please sign and date the enclosed proxy and return it promptly in the enclosed reply envelope. If you are able to attend the meeting, you may, if you wish, revoke the proxy and vote personally on all matters brought before the meeting.

                                                     Very truly yours,

By order of the Board of Directors
                                             Carroll E. Williams
                                             ---------------------------
                                             Carroll E. Williams

                                             Chief Executive Officer & Director


Dated: January 25, 2001
Huntsville, Alabama



YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS IN PERSON, PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE SO THAT YOUR STOCK WILL BE VOTED. THE ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                   VMIC, INC.
                            12090 S. Memorial Parkway
                          Huntsville Alabama 35803-3308


                                 PROXY STATEMENT



         This proxy is furnished in connection with the solicitation of proxies by the Board of Directors of VMIC, Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Shareholders to be held at the Radisson Hotel, 6000 Memorial Parkway, S.W., Huntsville, Alabama 35802, on Saturday, February 17, 2001, at 10:00 A.M. (local time) for the purposes set forth in the accompanying Notice of Annual Meeting. All proxies in the enclosed form that are properly executed and received by the Company prior to or at the Annual Meeting, which are not revoked, will be voted at the Annual Meeting or any adjournments thereof in accordance with the instructions thereon. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company before the annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be mailed to VMIC, Inc., 12090 South Memorial Parkway, Huntsville, Alabama 35803, Attention: Corporate Secretary, or hand delivered to the Secretary at or before the taking of the vote at the Annual Meeting.

         The mailing address of the principal executive offices of the Company is 12090 South Memorial Parkway, Huntsville, Alabama 35803. This Proxy Statement and the accompanying Notice of Annual Meeting, Proxy Card and annual report are first being mailed to the Shareholders on or about January 26, 2001.


         The cost of preparing, printing and mailing this Proxy Statement and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail and, in addition, may be made by directors, officers and employees of the Company personally, or by telephone or telegram. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of stock and will reimburse such parties for their reasonable and customary charges or expenses in this connection.


         The record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting is December 31, 2000. At the close of business on December 31, 2000, 4,681,668 shares of Common Stock of the Company were outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote with respect to each matter to be voted on at the annual meeting.


         A majority of the Shareholders entitled to vote must be present in person or represented by proxy, to constitute a quorum at a meeting of Shareholders and act upon proposed business. If less than a quorum is represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.

         The Company's Certificate of Incorporation and Bylaws do not contain any provisions concerning the treatment of abstentions and broker non-votes. Delaware law treats abstentions as votes which are not cast in favor of a proposal or nominee. Delaware law does not address the treatment of broker non-votes; however, the Company will treat broker non-votes as present for purposes of calculating the quorum but as absent for purposes of calculating votes cast for or against a proposal or nominee.


UPON WRITTEN REQUEST OF ANY SHAREHOLDER TO THE CORPORATE SECRETARY, VMIC, INC., 12090 SOUTH MEMORIAL PARKWAY, HUNTSVILLE, ALABAMA 35803, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000.

               COMMON STOCK OUTSTANDING AND PRINCIPAL SHAREHOLDERS


         As of December 31, 2000, there were outstanding 4,681,668 shares of the Company's common stock, $0.10 par value per share (the "Common Stock"). Holders of Common Stock are entitled to one vote per share on all matters to be voted upon by Shareholders.

         The following table sets forth information as of December 31, 2000, as to (a) the only persons who were known by the Company to own beneficially more than 5% of the outstanding Common Stock of the Company; (b) the shares of such Common Stock beneficially owned by the directors and nominees of the Company;
(c) the shares of such Common Stock beneficially owned by Carroll E. Williams, the Company's Chairman of the Board, and Chief Executive Officer, Charles McDonald, George Meares and Alfred Casteleyn, the three most highly compensated officers of the Company (collectively, the "Named Executive Officers")' and (d) the shares of such Common Stock beneficially owned by all executive officers and directors of the Company as a group. Unless otherwise indicated, each shareholder named has sole voting and dispositive power with respect to his shares.


                                           Number of Shares
Shareholder                                Beneficially Owned (2)              Percentages of Ownership
--------------------------------------------------------------------------------------------------------------------------
Named Executive Officers
George Meares                                        61,464                              1.3%
Charles McDonald                                    106,332                              2.3%

Directors
Carroll E. Williams                               1,112,099                             23.8%
Mary W. Williams                                    540,914                             11.6%
Ernest Potter                                        95,714                              2.0%
Arthur Faulkner                                      28,090                              0.6%
Alfred Casteleyn                                    136,056                              2.9%
Gary Saliba                                          39,413                              0.8%
Jim Caudle                                           12,489                              0.3%

Executive Officers and Directors
as a Group                                        2,132,257                              45.6%

*less than 1%

Other Beneficial Owners of 5% of More
of Common Stock
None






(1)      The addresses for all persons listed above are in care of the Company.

(2) Shares issuable under options exercisable within sixty (60) days are considered outstanding for the purpose of calculating the percentage of Common Stock owned by each executive officer, director and more than 5% shareholder who has options exercisable within sixty (60) days, but such shares are not to be considered outstanding with respect to any other person or group for the purpose of calculating the percentage of total outstanding shares.


                               CHANGES IN CONTROL

         No arrangements are known to the Company the operation of which may at a subsequent date result in a change in control of the Company.

                              FINANCIAL INFORMATION


         The financial information contained in the Company's 2000 annual report audited by PricewaterhouseCoopers LLP on Form 10-K, filed December 29, 2000 is incorporated herein by reference.



                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

The Board of Directors has fixed the number of members of the Board of Directors at seven by resolution pursuant to authority granted in the Bylaws of the Company. The Board of Directors proposes that the seven nominees listed below be elected as directors, to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. It is the intention of the persons named in the proxy to vote the proxies for the election of the nominees listed below, all of whom are presently directors of the Company. If any nominee should become unavailable to serve as a director for any reason (which is not anticipated), the persons named as proxies reserve full discretion to vote for such other person or persons as may be nominated.

The names of the nominees for directors, together with certain information regarding them, are as follows:



Name                                Age              Position                                   Director Since
----------------------------------------------------------------------------------------------------------------------
Carroll E. Williams (3)             53               President, CEO and Director                          1985

Mary W. Williams                    58               Director                                             1985

Arthur Faulkner (1) (2)             60               Director                                             1986

Alfred F. Casteleyn                 61               Director, Vice President Sales & Marketing           1991

Ernest Potter (1)                   60               Director                                             1986

R. Gary Saliba (2) (3)              48               Director                                             1990

Jim Caudle, Sr. (1) (2)             65               Director                                             1986


(1)      Member of the Compensation Committee
(2)      Member of the Audit Committee
(3) R. Gary Saliba became the Company's Chairman of the Board on November 27, 2000.


     Carroll E. Williams. Mr. Williams is the founder of the Company and has served as its President, Chief Executive Officer, and Chairman of the Board of Directors since its incorporation. Prior to founding the Company, he was a Design Engineer for SAIC, Huntsville Division from 1972 to 1983. Mr. Williams was the founder and Division Manager of the VME Microsystems Division of SAIC from 1984 to 1986. Prior to joining SAIC, Mr. Williams was employed by Sperry Rand where he was involved in numerous assignments associated with highly reliable, fault-tolerant computer systems including the space shuttle main engine controller dual processors. Mr. Williams gained experience with Data Acquisition and control systems while employed at Pratt & Whitney Aircraft during 1970 and 1971. Mr. Williams graduated from Georgia Tech in 1969, with honors, and continued graduate studies in electrical engineering and computer science at the University of Florida and the University of Alabama.

     Mary W. Williams. Ms. Williams is a director of the Company and has served in this capacity since its incorporation. Prior to retiring as an employee on January 19, 1996, Ms. Williams served as the Manager of the Company's Information Systems (MIS). Ms. Williams served as the Company's Secretary and Treasurer until 1999.

     Arthur Faulkner. Mr. Faulkner is a director of the Company and has served in this capacity since 1986. He is a Certified Public Accountant with Faulkner, Shannon, Hill and Fogg in Huntsville, Alabama, and has been a certified public accountant for 26 years.

     Alfred F. Casteleyn. Mr. Casteleyn is the Vice President of Sales and Marketing of the Company, and has been an officer of the Company since June of 1991. He is also a member of the Board of Directors of the Company. Prior to joining the Company, he was the Sales and Marketing Manager and International Manager for EAI Electronic Associates of West Long Branch, New Jersey. Mr. Casteleyn has substantial experience in the International Sales and Marketing area of the industry and has built a career in the field for over 30 years. He has been successful in such efforts as design and maintenance of marketing programs, planning company sales activities, representative/distributor supervision, trade show preparation and participation, advertising, staff recruitment and preparation of financial packages.

     Ernest Potter. Mr. Potter is a director of the Company and has served in this capacity since 1986. Mr. Potter is an Attorney who practices law in Huntsville, Alabama, and has practiced law since 1963.

     R. Gary Saliba. Mr. Saliba is a director of the Company and has served in this capacity since 1990. Mr. Saliba is President of Saliba Financial Economics Group, which is the firm that has annually prepared the valuation of the Company and its Common Stock. Mr. Saliba formerly served as Senior Vice President and Trust Officer of South Trust Bank, and Senior Vice President and Chief Investment Officer of Colonial Bank.

     Jim Caudle, Sr. Mr. Caudle is a director of the Company and has served in this capacity since 1986. Mr. Caudle is the founder and a member of the Board of Directors of United Plating, United Printed Circuits, and United Circuits, all located in Huntsville, Alabama. Mr. Caudle is the retired president of Snapper, Inc.

Director Compensation

     Directors not employed by the Company receive a fee of $550 for each board meeting attended and, except for Audit Committee Meeting, $200 for each committee meeting attended which is held independently of a board meeting. Audit Committee Members receive $500 for each meeting attended. All fees are payable in cash or stock. Employee directors do not receive compensation for attending board meetings or committee meetings.


     Non-employee directors are eligible to receive options pursuant to the Company's Non-qualified Stock Option Plan as determined by the Compensation Committee. The purpose of awarding stock options to directors is to promote the interests of the Company by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable non-employee directors and by encouraging such directors to acquire an increased proprietary interest in the Company.

Indemnification of Officers and Directors

     The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors except for liability arising out of i) a breach of their duty of loyalty to the corporation or its stockholders, ii) acts or omissions not in good faith or which involve intentional misconduct as a knowing violation of law, iii) unlawful payments of dividends or unlawful stock repurchases or redemption as provided in Section 174 of the Delaware General Corporation Law, or iv) for any transaction from which the director derived an improper personal benefit. This provision offers persons who serve on the Board of Directors of the Company protection against awards of monetary damages resulting from breaches of their duty of care or fiduciary duty (except as provided above). As a result of this provision, the ability of the Company or a shareholder of the Company to successfully prosecute an action against a director for a breach of his duty of care is limited. However, the provision does not affect the availability of equitable remedies such as an injunction or rescission based upon a director's breach of his or her duty of care.

     At present, there is no pending litigation or proceeding involving any director, officer, employee or agent of the Company, and the Company is not aware of any threatened litigation or proceeding which may result in a claim for indemnification.

Board Committees and Attendance

     During fiscal year 2000 the Compensation Committee met four times. The Company's Compensation Committee awards incentive or nonqualified stock options to employees, officers and directors; makes recommendations to the Board of Directors for approval of any compensation changes or bonuses for officers of the Company; and makes recommendations to the Board for any stock or cash bonus awards to any employee.

     Mr. Faulkner, Mr. Potter and Mr. Caudle served as members of the Compensation Committee during fiscal year 2000 and attended all meetings.


     During fiscal year 2000, the Audit Committee met three times. The Company's Audit Committee reviews the Company's financial statements and Securities and Exchange Act of 1934 filings, and reports its findings to the Board of Directors.

     Mr. Faulkner, Mr. Saliba and Mr. Caudle served as members of the Audit Committee during the fiscal year 2000 and attended all meetings.

     The Board of Directors is responsible for suitable oversight of the Company's performance, integration and compliance with strategic objectives. During the fiscal year ended September 30, 2000, the Board of Directors held thirteen (13) meetings. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of which the director was a member.

     The Board of Directors did not have a nominating committee during fiscal year 2000.

                               Executive Officers

                              Compensation Summary

         The following table summarizes for the last three completed fiscal years the compensation of Carroll E. Williams who serves as Chairman of the Board and Chief Executive Officer, and the three other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000.00 for the fiscal year ended September 30, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                       Long-Term
                                            Annual Compensation                        Compensation
                                    ----------------------------------------    -----------------------------------
                                                                               Shares of Stock
                                                              Other Annual     Underlying         All Other
Name and Principal Position        Year     Salary   Bonus    Compensation     Options Awarded(1) Compensation
----------------------------------------------------------------------------------------------------------------------------------

Carroll E. Williams                 2000    261,000  75,000   -----             -----             -----
 Chief Executive Officer &          1999    211,680  -----    -----             -----             -----
 Chairman of the Board              1998    211,680  25,000   -----             -----             -----

George Meares                       2000    132,344  35,000    6,840(3)          2,000            -----
 Vice President, Research &         1999    132,344  -----    -----             16,000            -----
 Development                        1998    125,000  7,500    -----             -----             -----

Charles McDonald                    2000    116,334  35,000    6,840(3)          2,000            -----
 Vice President, Operations         1999    116,334  -----    -----             10,800            -----
                                    1998    109,000  7,500    -----

Alfred F. Casteleyn (2)             2000    176,866  35,000    6,840(3)          2,000            -----
 Vice President, Sales & Marketing  1999    165,188  -----    -----             18,000            -----
                                    1998    170,292  13,400   18,000            -----             -----

     (1) "Other annual Compensation" for each of the named executives does not include the value of certain personal benefits, if any, furnished by the Company or for which it reimburses the named executives, including the use of corporate vehicles, unless the value of such benefits in total exceeds the lesser of $50,000 or 10% of the total annual salary and bonus reported in the above table for the named executive.

     (2) Salary includes sales commissions.

     (3) Represents stock award of 1000 shares at $6.840 per share


     Incentive Stock Option Plan


     The Company has a stock option plan under which 1,062,000 shares of common stock have been reserved for issue to certain employees, officers, and directors through incentive stock options at September 30, 2000. The options vest over a four year period from the date of grant and normally expire either five years or ten years from the date of grant depending on when the options were granted.

        OPTION GRANTS TO THE NAMED EXECUTIVE OFFICERS IN FISCAL YEAR 2000


         The following table sets forth information with respect to the grant of stock options in fiscal 2000 to the four executive officers named in the Summary Compensation Table.

                                                                                Potential Realizable
                                                                                Value At Assumed
                                                                                Annual Rates Of Stock
                                                                                Price Appreciation For
                  Individual Grants(1)                                          Option Term (2)
-------------------------------------------------------------------          ------------------------------------------
                                    Percent Of
                         Number     Total       Exercise
                             Of     Options     Of Base
                         Options    Granted     Price     Expiration
Name                     Granted    In FY2000   ($/Sh)    Date                         5%              10%
----------               ---------- ----------  --------- --------------        --------------   ---------------

Carroll E. Williams      ----       ----        ----      ----                  ----             ----
George Meares            2000       4%          6.84      09/15/2009            7,542            $18,576
Charles McDonald         2000       4%          6.84      09/15/2009            7,542            $18,576
Alfred F. Casteleyn      2000       4%          6.84      09/15/2009            7,542            $18,576




(1) Options were granted at the market price on the date of grant under the Company's Incentive Stock Option Plan. Market price is set each year by the Board of Directors, based on the Company valuation prepared by Saliba Financial Economics Group.


(2) Based on the price of the Common Stock on September 30, 2000 of $6.84, which is set each year by the Board of Directors using a share price for VMIC stock based on a Company valuation provided by Saliba Financial Economics Group.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

         The following table sets forth information concerning the number and value of options outstanding at September 30, 2000 with respect to the officers named in the Summary Compensation Table.

<
                                                                                Number of
                             Shares                                             Securities Underlying
                             Acquired on           Value                        Unexercised Options
Name                         Exercise (#)          Realized($(1)                FY-End (#) (2)
-------                      ----------------      -------------------         -----------------------------
                                                                                Exercisable/Unexercisable
------------------------------------------------------------------------------------------------------------
George Meares                6,000                 $33,840.00                   6,100/5,900
Charles McDonald               800                 $ 5,632.00                   6,100/5,900
Alfred F. Casteleyn          4,000                 $17,000.00                   8,600/7,400


-----------------
(1) Represents the difference between the exercise price and the price of the Common Stock established by the Company at the date of exercise.

(2) Represents the outstanding options granted under the Option Plan held by the aforementioned executive officers.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         This is a summary report of the activities of the Compensation Committee for fiscal year 2000. The Committee met six (6) times. In addition to acting upon management requests for the award of stock options to employees, the Committee also acted with regard to management recommendations for award of shares of stock to employees, officers and directors. Awards of stock (as opposed to options) were approved by the directors.

         The Compensation Committee considered management suggestions regarding the salaries, bonuses, awards of stock and awards of stock options for the four most highly compensated executive officers of the Company, namely: Carroll Williams, Charles McDonald, Al Casteleyn and George Meares. The determination of the rate of compensation was made on a subjective basis. Primary consideration was given to two factors: (1) individual performance of job requirements; and
(2) overall performance of the company.

         An award of stock options for Messr.'s Casteleyn, Hubbard, McDonald and Meares in the amount of 2,000 option shares each was made on March 14, 2000. Also on March 14, the Committee recommended to the Board of Directors (which subsequently approved) the award of 1,000 shares of stock to each of the aforesaid executive officers. Carroll Williams recommended both these options and stock awards based upon the combined satisfactory individual performance of each officer and overall improved performance of the Company.

         At a meeting of the Committee held on September 15, 2000, Mr. Williams presented information with regard to the salaries of himself, Mr. Casteleyn, Mr. Hubbard, Mr. McDonald and Mr. Meares, and a survey regarding average compensation of similar employees in the Huntsville area. He recommended a bonus to each of the four executive officers of $35,000 each, and a bonus to himself of $75,000. The Committee did not act on this proposal, but instead presented the matter to a meeting of the full Board of Directors on the same date (which approved such recommendations).

Dated:  January 16, 2001.
                                                    /s/ Ernest L. Potter
                                                    -------------------------
                                                    Ernest L. Potter, Director


                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the board of directors oversees and monitors the participation of the Company's management and independent auditors throughout the financial reporting process. No member of the Audit Committee is employed or has any other material relationship with the Company. The members of the Audit Committee are "independent" as defined in Rule 4200(a)(15) of the NASD listing standards for the Nasdaq Stock Market. The Company's board of directors has adopted a written charter for the Audit Committee. A copy of that charter appears as Appendix A to this proxy statement.

         In connection with its function to oversee and monitor the financial reporting process of the Company, the Audit Committee has done the following:

     reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2000, with Company management;

     discussedwith PricewaterhouseCoopers LLP, Company's independent auditors, those matters which are required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss.380); and

     received the written disclosure and the letter from PricewaterhouseCoopers LLP required by Independence Standards board Standard No. 1 (Independence Discussion with Audit Committees) and has discussed with PricewaterhouseCoopers LLP its independence.

         Based on the foregoing, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended September 30, 2000.

Dated:  January 19, 2001

                                                  /s/ Arthur  Faulkner
                                                  -------------------------
                                                  Arthur Faulkner, Director


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         R. Gary Saliba, who is a director of the Company, is also President of Saliba Financial Economics Group, which is the firm that has annually prepared the valuation of the Company and its Common Stock. Fees paid in fiscal year 2000 by the Company to Saliba Financial Economics Group did not exceed 1% of the gross revenues of that firm for that year.

         Ernest Potter, who is a director of the Company, is an Attorney who practices law in Huntsville and performs various general legal services for the Company. Fees paid in fiscal year 2000 by the Company to Mr. Potter did not exceed 1% of the gross revenues of that firm for that year.



                            SECTION 16(A) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission
(SEC) and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms and any amendments thereto furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the one year period ended September
30, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.


                                   PROPOSAL 2

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         Coopers & Lybrand L.L.P. has been the independent public accounting firm for the Company. Coopers & Lybrand, L.L.P. is now a part of PricewaterhouseCoopers LLP, with offices at 100 East Broad Street, Columbus, Ohio. The Company's financial statements for the fiscal year 2000 were audited by PricewaterhouseCoopers LLP. In addition, they also reviewed the Company's annual and quarterly reports filed with the Securities and Exchange Commission. The Board of Directors has appointed PricewaterhouseCoopers LLP to audit the financial statements of the Company for the current fiscal year ended September, 30, 2001, and to perform other appropriate accounting services. Such appointment will be presented to the shareholders for ratification at the annual meeting of shareholders. It is expected that representatives of PricewaterhouseCoopers LLP will be present at the shareholders' meeting and will be given an opportunity to make a statement and to respond to appropriate questions.


         The Board of Directors recommends a vote FOR Proposal 2.

                    DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         Shareholder proposals intended for presentation at the fiscal year 2001 Annual Meeting must be received by the Company for inclusion in its 2001 proxy material no later than September 20, 2001. If any stockholder fails to notify the Company on or before September 20, 2001, of a proposal to be presented at the 2001 Annual Meeting, management may use its discretionary voting authority to vote on such proposal even if the matter is not discussed in the Company's Proxy Statement for the 2001 Annual Meeting.


                                      OTHER


         Management does not know of any other matters to be presented at the Meeting for action by shareholders. However, if any other matters are properly brought before the Meeting or any adjournment thereof, votes will be cast pursuant to the proxies in accordance with the best judgement of the proxy.



IF YOU ARE UNABLE TO BE PRESENT AT THE  MEETING,  PLEASE  EXECUTE  THE  ENCLOSED
PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. EXECUTORS, ADMINISTRATORS, TRUSTEES, AND OTHER FIDUCIARIES SHOULD SO INDICATE WHEN SIGNING THE PROXY. IF STOCK IS OWNED BY MORE THAN ONE PERSON, SIGNATURES OF ALL OWNERS ARE NECESSARY. IT IS IMPORTANT TO RETURN THE ENCLOSED PROXY IMMEDIATELY SO THAT YOUR CORPORATION MAY BE MANAGED PROPERLY.

By order of the Board of Directors.


Dated:  January 25, 2001

                                             Carroll E. Williams
                                             Chief Executive Officer & Director

                                   APPENDIX A

                          VMIC AUDIT COMMITTEE CHARTER

One committee of the board of directors will be known as the audit committee. Only independent directors will serve on the audit committee. An independent director is free of any relationship that could influence his or her judgement as a committee member. An independent director may not be associated with a major vendor to, or customer of, the company. When there is some doubt about independence, as when a member of the committee has a short-term consulting contract with a major customer, the director should recuse himself from any decisions that might be influenced by that relationship.

The primary function of the audit committee is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls management, and the board of directors have established and all audit processes. General responsibilities.

1. The audit committee provides open avenues of communication among the internal auditors, the independent accountant and the board of directors.
2. The audit committee must report committee actions to the full board of directors and may make appropriate recommendations. 3. The audit committee has the power to conduct or authorize investigations into matters within the committee's scope of responsibilities. The committee is authorized to retain independent counsel, accountants, or others it needs to assist in an investigation.
4. The committee will meet at least four times each year, more frequently if circumstances make that preferable. The audit committee chairman has the power to call a committee meeting whenever he or she thinks there is a need. An audit committee member should not vote on any matter in which he or she is not independent. The committee may ask as many members of management or others to attend the meeting and is authorized to receive all pertinent information from management.
5. The committee will do whatever else the law, the company's charter or bylaws, or the board of directors require.
6. The outside auditor is ultimately accountable to the Board of Directors and the audit committee.
7. The Board of Directors and the audit committee shall have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace an outside auditor.

          Responsibilities for engaging independent accountants and appointing the internal auditor.

1. The audit committee will select the independent accountants for company audits. The committee's selection is subject to approval by the full board of directors. The audit committee also will review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

2. The audit committee will review and have veto power over the appointment, replacement, reassignment, or dismissal of the director of internal audit.
3. The audit committee will confirm and assure the independence of the internal auditor and the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for them.
4. The audit committee will consider, in consultation with the independent accountant and the director of internal auditing, the audit scope and procedural plans made by the internal auditors and the independent accountant.
5. The audit committee will listen to management and the primary independent auditor if either thinks there might be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm, and if so, which one.
6. The audit committee is responsible for ensuring receipt from outside auditors of formal communication required by ISB Standard No. 1, discussing with the auditor any disclosed relationships or services that may impact objectivity and independence, and taking or recommending the full board take appropriate action, if necessary, to ensure independence of the outside auditor.

Responsibilities for reviewing internal audits, the annual external audit and the review of quarterly and annual financial statements

1. The audit committee will ascertain that the independent accountant views the board of directors as its client, that it will be available to the full Board of Directors at least annually, and that it will provide the committee with a timely analysis of significant financial reporting issues.
2. The audit committee will ask management, the director of internal auditing, and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.
3.   The  audit  committee  will  review  the  following  with  the  independent accountant and the director of internal auditing: a. The adequacy of the company's internal controls, including computerized information system controls and security. b. Any significant findings and recommendations made by the independent accountant or internal auditing, together with management's responses to them.
4. Shortly after the annual examination is completed, the audit committee will review the following with management and the independent accountant:
     a.   The company's annual financial statements and related footnotes.
     b. The independent accountant's audit of and report on the financial statements.
     c. The auditor's qualitative judgements about the appropriateness, not just the acceptability, of accounting principles and financial disclosures, and how aggressive (or conservative) the accounting principles and underlying estimates are.
     d. Any serious difficulties or disputes with management encountered during the course of the audit.
     e. Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the committee.

5. The audit committee will consider and review with management and the director of internal auditing
     a. Any significant findings during the year and management's responses to them.
     b. Any difficulties the internal auditor encountered while conducting audits, including any restrictions on the scope of their work or access to the required information.
     c. Any changes to the planned scope of management's internal audit plan that the committee thinks advisable.
6. The audit committee will review annual findings with the SEC and other published documents containing the company's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.
7. The audit committee will review the interim financial reports with management, the independent accountant, and the director of internal auditing before those interim reports are released to the public or file with the SEC or other regulators.
8. The audit committee will prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities and how the responsibilities were fulfilled.

     Periodic responsibilities

1.   Review and update the committee's charter annually.
2. Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant.
3. Review, with the director of internal auditing and the independent accountant, the results of their examination of compliance with the company's code of conduct.
4. Review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies, and programs and reports from regulators.
5. Meet with the director of internal auditing, the independent accountant, and management in separate executive sessions to discuss any matters the committee or these groups believe should be discussed privately with the audit committee.

Disclosure.

Any significant amendment requires a proxy or annual report disclosure of the entire charter and, as a minimum, the entire charter shall be disclosed every three years.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                   VMIC, INC.

                          12090 South Memorial Parkway
                            Huntsville, Alabama 35803



         The undersigned hereby appoints R. Gary Saliba as proxy with full power of substitution, and hereby authorizes him to represent and to vote all of the shares of VMIC, Inc. standing in the name of the undersigned at the annual meeting of shareholders of said Company to be held at the Radisson Hotel, 6000 Memorial Parkway, S.W., Huntsville, Alabama 35802, Alabama, on February 17, 2001, at 10:00 A.M., or at any adjournment thereof, as designated below.

IF NO DIRECTION IS MADE , THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

         In his discretion, the proxy is authorized to vote upon other business as may properly come before the meeting or any adjournment(s) thereof. If any named nominee is not able to serve, the Proxy may vote for such other person or persons nominated in accordance with his best judgement.



1. ELECTION OF DIRECTORS


FOR all nominees listed below           [ ]    WITHHOLD AUTHORITY            [ ]
(except as marked to the contrary below)       to vote all nominees listed below

Nominees for terms ending in 2001: Carroll E. Williams, Mary W. Williams, Arthur Faulkner, Alfred F. Casteleyn, Ernest Potter, R. Gary Saliba, and Jim Caudle,Sr.


(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)





2.  RATIFICATION  OF  PRICEWATERHOUSECOOPERS   LLP  AS  THE  INDEPENDENT  PUBLIC
ACCOUNTANTS OF THE COMPANY.


     [   ] FOR                 [   ] AGAINST                [   ] ABSTAIN






3. In their discretion, the proxies are authorized to vote upon other business as may properly come before the annual meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.










Please sign exactly as your name appears on the envelope in which this document was sent to you. Executors, Administrators, Trustees, Guardians and persons signing under powers of attorney should indicate their respective capacity. If shares are held jointly, each holder should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or company name, by authorized person.





Dated _______________________, 2001

----------------------------------
(Signature)

----------------------------------
(Signature if held jointly


















         PLEASE SIGN, DATE AND MAIL PROMPTLY USING THE ENCLOSED ENVELOPE






                                        2